Putnam Equity Spectrum Fund
The fund's portfolio
1/31/20 (Unaudited)

COMMON STOCKS (85.1%)(a)
	Shares	Value
Aerospace and defense (5.5%)
General Dynamics Corp.	19,700	$3,456,168
Northrop Grumman Corp.	37,700	14,121,289

		17,577,457
Banks (2.5%)
Bank of America Corp.	80,300	2,636,249
Citigroup, Inc.	29,100	2,165,331
JPMorgan Chase & Co.	24,600	3,256,056

		8,057,636
Biotechnology (5.2%)
AbbVie, Inc.	117,400	9,511,748
Ascendis Pharma A/S ADR (Denmark)(NON)	52,100	7,038,710

		16,550,458
Chemicals (4.4%)
Dow, Inc.	65,600	3,022,192
W.R. Grace & Co.	143,337	9,655,180
Westlake Chemical Corp.	25,900	1,585,080

		14,262,452
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $151) (Private) (Germany)(NON)(F)(RES)	114	95
New Middle East Other Assets GmbH (acquired 8/2/13, cost $62) (Private) (Germany)(NON)(F)(RES)	47	39

		134
Communications equipment (10.1%)
EchoStar Corp. Class A(NON)	793,119	31,649,414
ViaSat, Inc.(NON)	9,900	630,135

		32,279,549
Food and staples retail (2.1%)
Walmart, Inc.	59,600	6,823,604

		6,823,604
Health-care providers and services (2.9%)
Cigna Corp.	49,100	9,445,858

		9,445,858
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $151) (Private) (Germany)(NON)(F)(RES)	228	190

		190
Independent power and renewable electricity producers (2.7%)
NRG Energy, Inc.	236,400	8,720,796

		8,720,796
Interactive media and services (4.2%)
Alphabet, Inc. Class C(NON)	9,431	13,526,223

		13,526,223
Internet and direct marketing retail (3.1%)
Amazon.com, Inc.(NON)	3,421	6,871,831
Booking Holdings, Inc.(NON)	1,700	3,111,935

		9,983,766
IT Services (3.4%)
Fidelity National Information Services, Inc.	74,800	10,745,768

		10,745,768
Media (14.4%)
DISH Network Corp. Class A(NON)	1,253,892	46,093,070

		46,093,070
Oil, gas, and consumable fuels (6.0%)
Cenovus Energy, Inc. (Canada)	515,700	4,489,092
Kosmos Energy, Ltd.	716,104	3,659,291
Pioneer Natural Resources Co.	83,016	11,207,160

		19,355,543
Pharmaceuticals (12.2%)
Jazz Pharmaceuticals PLC(NON)	221,204	31,709,593
Mylan NV(NON)	342,100	7,327,782

		39,037,375
Real estate management and development (1.6%)
Altisource Asset Management Corp. (acquired 5/4/15 to 8/24/15, cost $12,198,969) (Virgin Islands)(NON)(RES)(AFF)	116,050	1,567,836
Altisource Portfolio Solutions SA(NON)	196,115	3,647,739

		5,215,575
Software (1.6%)
Microsoft Corp.	30,300	5,157,969

		5,157,969
Specialty retail (0.6%)
Home Depot, Inc. (The)	8,300	1,893,230

		1,893,230
Technology hardware, storage, and peripherals (2.6%)
Apple, Inc.	26,500	8,202,015

		8,202,015

Total common stocks (cost $203,578,678)		$272,928,668

INVESTMENT COMPANIES (4.6%)(a)
	Shares	Value
VanEck Vectors Gold Miners ETF	505,200	$14,645,748

Total investment companies (cost $11,221,166)		$14,645,748

CONVERTIBLE PREFERRED STOCKS (2.8%)(a)
	Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $50,000,000) (Virgin Islands) (Private)(NON)(F)(RES)(AFF)	50,000	$9,000,000

Total convertible preferred stocks (cost $50,000,000)		$9,000,000

SHORT-TERM INVESTMENTS (7.8%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund 1.70%(AFF)	Shares	14,961,943	$14,961,943
U.S. Treasury Bills 1.639%, 4/23/20		$10,000,000	9,966,070

Total short-term investments (cost $24,925,510)			$24,928,013
TOTAL INVESTMENTS

Total investments (cost $289,725,354)			$321,502,429

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2019 through January 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $320,568,149.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,568,160, or 3.3% of net assets.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 4/30/19	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 1/31/20
	Short-term investments
	Putnam Cash Collateral Pool, LLC‡#	$39,174,270	$233,680,644	$272,854,914	$418,556	$—	$—	$—	$—	$—
	Putnam Short Term Investment Fund*	73,978,422	172,019,224	231,035,703	793,495	—	—	—	14,961,943	14,961,943

	Total Short-term investments	113,152,692	405,699,868	503,890,617	1,212,051	—	—	—		14,961,943
	Common stocks**
	Real estate
	Altisource Asset Management Corp.	4,488,750	—	645,443	—	—	(7,482,213)	5,206,742	116,050	1,567,836

	Total Common stocks	4,488,750	—	645,443	—	—	(7,482,213)	5,206,742		1,567,836
	Convertible preferred stocks
	Altisource Asset Management Corp. cv. pfd.	9,000,000	—	—	—	—	—	—	50,000	9,000,000

	Total Convertible preferred stocks	9,000,000	—	—	—	—	—	—		9,000,000

	Totals	$126,641,442	$405,699,868	$504,536,060	$1,212,051	$—	$(7,482,213)	$5,206,742		$25,529,779
	‡ No management fees are charged to Putnam Cash Collateral Pool, LLC.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the fund had no securities out on loan.
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
	** Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$59,619,293	$—	$—
Consumer discretionary	11,876,996	—	190
Consumer staples	6,823,604	—	—
Energy	19,355,543	—	—
Financials	8,057,636	—	—
Health care	65,033,691	—	—
Industrials	17,577,457	—	134
Information technology	56,385,301	—	—
Materials	14,262,452	—	—
Real estate	5,215,575	—	—
Utilities	8,720,796	—	—

Total common stocks	272,928,344	—	324
Convertible preferred stocks	—	—	9,000,000
Investment companies	14,645,748	—	—
Short-term investments	14,961,943	9,966,070	—

Totals by level	$302,536,035	$9,966,070	$9,000,324
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of April 30, 2019	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of January 31, 2020
Common stocks*:
Consumer discretionary	$1,611,675	$—	$(7,497,246)	$5,958,329	$—	$(72,568)	$—	$—	$190
Industrials	136	—	—	(2)	—	—	—	—	134

Total common stocks	$1,611,811	$—	$(7,497,246)	$5,958,327	$—	$(72,568)	$—	$—	$324
Convertible preferred stocks	35,088,682	—	(2,621,255)	(7,998,672)	—	(15,468,755)	—	—	9,000,000

Totals	$36,700,493	$—	$(10,118,501)	$(2,040,345)	$—	$(15,541,323)	$—	$—	$9,000,324
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes ($4) related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)
Private equity	$324	Market transaction price	Liquidity discount	25%	Decrease
Private equity	$9,000,000	Redemption value	Redemption value	$200/Share	Increase
			Uncertainty discount	10%	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com